Supplement dated June 7, 2024
to the following statutory prospectus(es):
Monument Advisor NY and Monument Advisor Select NY dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2024, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class, the value in the Current Expenses cell is deleted and replaced with the following: 1.26%
PROS-0874